UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 13, 2019

CONTANGO ORE, INC
(Exact Name of Registrant Specified in Charter)

Delaware	001-35770	27-3431051
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

3700 Buffalo Speedway, Suite 925
Houston, Texas	77098
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 877-1311

                             Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    DEPARTURE OF CERTAIN DIRECTORS OR OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As further described below in Item 5.07, on November 13, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Contango ORE, Inc., a Delaware corporation (the “Company”), the stockholders of the Company approved and adopted the First Amendment (the “Amendment”) to the Contango ORE, Inc. Amended and Restated 2010 Equity Compensation Plan (as amended, the “Equity Plan”) which increases the number of shares of common stock that the Company may issue under the Equity Plan by 500,000 shares.

For more information about the Equity Plan, please read the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on October 1, 2019.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Amendment.

Item 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On Wednesday, November 13, 2019, the Company held its Annual Meeting.  The Company’s stockholders were asked to consider and vote upon the following proposals:
1.	To elect four persons to serve as directors of the Company until the annual meeting of stockholders in 2020.
2.	To approve the First Amendment to the Amended and Restated 2010 Equity Compensation Plan.
3.	To ratify the appointment of Moss Adams LLP as the Company’s independent auditors for the fiscal year ending June 30, 2020.
4.	To conduct a non-binding, advisory vote to approve the compensation of the Company’s executives.
 As of September 23, 2019, the record date for the Annual Meeting, the Company had outstanding 6,357,113 shares of common stock.

Summarized below are final results of the matters voted on at the Annual Meeting:
Proposal	For	Against	Abstain	Broker Non-Votes
1. Election of Directors
Brad Juneau	4,293,962	287,246	758	384,596
Joseph S. Compofelice	4,293,112	287,143	1,611	384,596
Joseph G. Greenberg	4,292,922	287,353	1,591	384,596
Richard A. Shortz	4,293,101	287,154	1,611	384,596
2. To approve the First Amendment to the Amended and Restated 2010 Equity Compensation Plan.	4,067,825	511,566	2,475	384,596
3. To ratify the appointment of Moss Adams LLP as the Company’s independent auditors for the fiscal year ending June 30, 2020	4,962,487	1,055	2,920	-
4. Non-binding, advisory vote to approve the compensation of the Company’s executives	4,577,434	4,053	379	384,596

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on November 19, 2019 relating to the completion of the 2019 exploration program by Peak Gold, LLC, a joint venture of which the Company holds 60%, the Company’s quarterly results for the quarter ended September 30, 2019, and results of the Annual Meeting. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	First Amendment to the Contango ORE, Inc. Amended and Restated 2010 Equity Compensation Plan.
99.1	Press Release dated November 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, Inc.

By:	/s/ Leah Gaines
Leah Gaines
Vice President and Chief Financial Officer

Dated: November 19, 2019